UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  MARCH 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MARCH 31, 2013


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA VIRGINIA BOND FUND]

=============================================================

       ANNUAL REPORT
       USAA VIRGINIA BOND FUND
       FUND SHARES o ADVISER SHARES
       MARCH 31, 2013

=============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"INVESTORS' INCREASED RISK APPETITE HAS            [PHOTO OF DANIEL S. McNAMARA]
BEEN DRIVEN, I BELIEVE, BY THEIR VIEWS
ABOUT U.S. ECONOMIC GROWTH."

--------------------------------------------------------------------------------

MAY 2013

The strong performance of U.S. equities during the one-year reporting period has some observers proclaiming the beginning of a "great rotation." The powerful rally, they say, demonstrates that bonds are being abandoned as an asset class. I disagree. During the reporting period, U.S. Treasury yields actually fell and prices, which move in the opposite direction of yields, increased. For example, the 10-year U.S. Treasury yield began the reporting period at 2.18%, hit a low of 1.40% on July 24, 2012, and stood at 1.85% on March 31, 2013. However, U.S. Treasury yields, whether they rise or fall, paint an incomplete picture of conditions in the fixed-income market. The fixed-income market is large and diverse, comprising many types of bonds that tend to perform differently from each other. For example, during the reporting period, bond funds saw inflows, even as investors put money into equity funds.

That said, investors certainly had a preference for riskier asset classes. As the reporting period came to an end, the "fear index," better known as the "VIX" (a measure of market volatility), was at extremely low levels. Investors' increased risk appetite has been driven, I believe, by their views about U.S. economic growth. They are optimistic at best, complacent at worst. When the reporting period began in April 2012, the U.S. economic outlook -- including the jobs picture -- seemed to be improving. We were skeptical, largely because we believed that the data could have been temporarily influenced by the unusually mild winter. As it turned out, the warm weather had pulled demand (and employment gains) forward. The U.S. economy slowed during the spring and summer.

While it is too soon to tell, a similar pattern may be playing out in 2013. In the final months of the reporting period, the economic data was rather positive. However, after the reporting period ended, the U.S. Department

================================================================================

================================================================================

of Labor announced in April that fewer-than-expected new jobs were created as of the end of March, which was the smallest gain in nine months. Meanwhile, the global economy is weak, Europe is in recession, and China's growth has slowed.

During the reporting period, the Federal Reserve (the Fed) expanded its liquidity measures, making open-ended commitments to purchase mortgage-backed securities and long-term U.S. Treasury securities every month. By the end of the reporting period, the Fed was pumping money into the U.S. economy at a rate of approximately $85 billion a month. The Fed has also held short-term interest rates near zero and is unlikely to raise rates in the near future. As a result, investors have been forced to seek higher yields by extending the maturity of their portfolios or by investing in riskier asset classes.

Against this backdrop, the tax-exempt bond market continued to record gains. I am also pleased to report that the USAA tax-exempt bond funds performed well. Our portfolio managers attempted to generate as much tax-exempt income as possible without taking undue risk. They were supported by our credit analysts, who helped identify, what we believe to be, attractive investment opportunities. In our opinion, municipal credit quality remains strong. A number of state and local governments still have budgetary challenges, but they continue to cut expenses and raise revenue to maintain fiscal balance. They also appear to be benefiting from improved economic conditions. We believe municipal bond investments continue to have a place in a diversified portfolio, primarily because of the tax-exempt income they provide.

On behalf of all of us here at USAA Asset Management Company, thank you for your continued confidence. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices fall. o Rebalancing and diversification do not protect against losses or guarantee that an investor's goal will be met. o VIX is a trademark ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of the S&P 500 Index.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            16

    Report of Independent Registered Public Accounting Firm                  17

    Portfolio of Investments                                                 18

    Notes to Portfolio of Investments                                        25

    Financial Statements                                                     26

    Notes to Financial Statements                                            29

EXPENSE EXAMPLE                                                              43

TRUSTEES' AND OFFICERS' INFORMATION                                          45

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE VIRGINIA BOND FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the Commonwealth of Virginia, its political subdivisions and instrumentalities, and other government entities, the interest from which is exempt from federal income tax and Virginia state income taxes (referred to herein as "tax-exempt securities"). During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

JOHN C. BONNELL, CFA                                  [PHOTO OF JOHN C. BONNELL]
USAA Asset Management Company

--------------------------------------------------------------------------------

o HOW DID THE USAA VIRGINIA BOND FUND (THE FUND SHARES) PERFORM DURING THE REPORTING PERIOD?

    The Fund Shares provided a total return of 5.65% versus an average of 4.98% for the 33 funds in the Lipper Virginia Municipal Debt Funds category. This compares to a 5.39% return for the Lipper Virginia Municipal Debt Funds Index and a 5.25% return for the Barclays Municipal Bond Index. The Fund Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.77%, compared to the Lipper category average of 3.38%.

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the reporting period, tax-exempt bonds continued to be among the best-performing asset classes in the fixed-income market, building on the rally that had begun in January 2011. Tax-exempt bond prices increased, especially in the longer maturities. As prices rose, yields declined. The yield on a 30-year AAA-rated municipal fell from 3.39% on March 31, 2012, to 3.09% on March 31, 2013.

    Refer to pages 9 and 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA VIRGINIA BOND FUND

================================================================================

    Supply and demand conditions supported higher tax-exempt bond prices. New issue supply was robust during the reporting period. However, many of the bonds issued were refunding bonds -- where issuers are replacing higher-yielding bonds with debt issued at lower interest rates -- and as a result, the net amount of tax-exempt supply remained relatively unchanged. Despite low absolute yields, municipal securities continued to be very attractive on an after-tax basis. Higher tax rates beginning in January 2013 made tax-free income even more valuable for some investors.

    Tax-exempt bonds also continued to benefit from the strength of the U.S. Treasury market, which municipal bonds tend to follow over time. U.S. Treasury yields declined during the reporting period in response to the Federal Reserve's (the Fed) ongoing stimulus measures. In September 2012, the Fed announced a third round of quantitative easing (QE3). During the reporting period, 30-year U.S. Treasury yields fell from 3.34% on March 30, 2012, to 3.10% on March 31, 2013.

    Overall, municipal credit quality remained strong. State and local governments continued to take action, cutting expenses and sometimes raising taxes, in order to balance their budgets. States have also benefited from higher-than-expected increases in tax revenues, which have helped to fill budget gaps.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We continued to manage the Fund with focus on income generation. Over the long term, tax-exempt income -- not price movements -- comprise the majority of the portfolio's total return (see page 7).

    Our team of credit analysts helped us identify opportunities for the Fund. As always, we continue to do our own credit research as we seek investments that offer attractive income potential without adding undue risk. We believe that investors should be adequately

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    compensated for the risks they take. Our municipal analysts also continuously monitor every holding in the portfolio to ensure an acceptable level of credit risk.

    The Fund continues to be a well diversified portfolio of primarily investment-grade municipal bonds. We avoid bonds subject to the federal alternative minimum tax for individuals.

o   WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

    Given its dependency on government and government-related jobs, the commonwealth's economy is vulnerable to the "sequestration" federal spending cuts that took effect in March 2013. Fortunately, Virginia has been proactive in cutting expenses to maintain overall balance, and it has had unexpected budget surpluses that will provide added flexibility to address potential federal spending cutbacks. The commonwealth's conservative fiscal practices are serving it well as it remains at the end of the reporting period one of the few states rated AAA by all three credit rating companies. Virginia has a proven history of fiscal responsibility and has addressed expenditure reductions early. We expect these attributes to aid the commonwealth as its economic uncertainty grows.

o   WHAT IS YOUR OUTLOOK?

    In our opinion, the U.S. economy will remain on its slow-growth trajectory, though spending cuts could dampen economic growth in the months ahead. The housing market recovery should continue to gain momentum. The Fed has said it will not raise interest rates until unemployment falls to 6.5% or inflation rises above 2.5%, which is unlikely in the immediate future.

    A number of state and local governments still have budgetary challenges, but we expect they will continue to work to maintain fiscal balance. We do not anticipate a material change in the

================================================================================

4  | USAA VIRGINIA BOND FUND

================================================================================

    longstanding debt repayment record of municipal issuers. While occasional one-off problems are likely given the size and diversity of the tax-exempt bond market, overall municipal credit quality is likely to remain solid.

    Tax-exempt bond prices have increased significantly since 2011, but we do not expect to see significant capital appreciation in the months ahead. In the long run, shareholders should expect most of their return to come from the tax-free income generated by the Fund.

    Thank you for your continued confidence in us. We appreciate the opportunity to serve your investment needs.

    As interest rates rise, existing bond prices fall.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.

    Some income may have been subject to state or local taxes but not the alternative minimum tax.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA BOND FUND SHARES (FUND SHARES) (Ticker Symbol: USVAX)

----------------------------------------------------------------------------------------
                                              3/31/13                       3/31/12
----------------------------------------------------------------------------------------
Net Assets                                 $671.3 Million                $628.3 Million
Net Asset Value Per Share                      $11.60                        $11.40

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                 $0.437                        $0.459
Capital Gain Distributions Per Share              -                             -

Dollar-Weighted Average
Portfolio Maturity(+)                        17.2 Years                    17.3 Years

(+)Dollar-weighted average portfolio maturity is obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/13
--------------------------------------------------------------------------------
     1 Year                         5 Years                       10 Years
       5.65%                          5.81%                          4.45%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD AS OF 3/31/13*             EXPENSE RATIO AS OF 3/31/12**
--------------------------------------------------------------------------------
              2.25%                                          0.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

6  | USAA VIRGINIA BOND FUND

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS -- PERIODS ENDED MARCH 31, 2013

--------------------------------------------------------------------------------
             TOTAL RETURN      =    DIVIDEND RETURN      +       PRICE CHANGE
--------------------------------------------------------------------------------
10 Years        4.45%          =         4.42%           +          0.03%
5 Years         5.81%          =         4.48%           +          1.33%
1 Year          5.65%          =         3.90%           +          1.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED MARCH 31, 2004-MARCH 31, 2013

        [CHART OF TOTAL RETURN, DIVIDEND RETURN & CHANGE IN SHARE PRICE]

                TOTAL RETURN             DIVIDEND RETURN        CHANGE IN SHARE PRICE
3/31/2004           5.93%                     4.56%                      1.37%
3/31/2005           2.34%                     4.28%                     -1.94%
3/31/2006           3.61%                     4.30%                     -0.69%
3/31/2007           4.99%                     4.35%                      0.64%
3/31/2008          -1.17%                     4.28%                     -5.45%
3/31/2009          -1.29%                     4.68%                     -5.97%
3/31/2010          12.23%                     5.09%                      7.14%
3/31/2011          -0.03%                     4.12%                     -4.15%
3/31/2012          13.37%                     4.62%                      8.75%
3/31/2013           5.65%                     3.90%                      1.75%

                                   [END CHART]

NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. WHILE SHARE PRICES TEND TO VARY, DIVIDEND RETURNS GENERALLY ARE A RELATIVELY STABLE COMPONENT OF TOTAL RETURNS.

Total return equals dividend return plus share price change and assumes reinvestment of all net investment income and realized capital gain distributions. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the periods ended 3/31/13, and assuming Virginia state tax
rates of:                                     5.75%     5.75%     5.75%    5.75%
and assuming marginal federal tax
rates of*:                                   28.00%    33.00%    35.00%   39.60%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years             4.42%                    6.51%     7.00%     7.21%    7.76%
5 Years              4.48%                    6.60%     7.09%     7.31%    7.87%
1 Year               3.90%                    5.75%     6.18%     6.37%    6.85%

To match the Fund Shares' closing 30-day SEC Yield of 2.25% on 3/31/13,

A FULLY TAXABLE INVESTMENT MUST PAY:          3.32%     3.57%     3.68%    3.96%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report.

*The above marginal rates do not incorporate 3.8% additional tax that was imposed on January 1, 2013, to "net investment income" for certain individuals, estates, and trusts.

================================================================================

8  | USAA VIRGINIA BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BARCLAYS MUNICIPAL          USAA VIRGINIA BOND          LIPPER VIRGINIA MUNICIPAL
                        BOND INDEX                  FUND SHARES                 DEBT FUNDS INDEX
03/31/03                $10,000.00                   $10,000.00                    $10,000.00
04/30/03                 10,066.07                    10,122.05                     10,092.66
05/31/03                 10,301.77                    10,358.00                     10,322.46
06/30/03                 10,257.99                    10,246.73                     10,264.48
07/31/03                  9,899.03                     9,841.42                      9,907.57
08/31/03                  9,972.86                     9,957.93                      9,985.82
09/30/03                 10,266.07                    10,264.86                     10,250.08
10/31/03                 10,214.37                    10,198.86                     10,208.36
11/30/03                 10,320.83                    10,338.93                     10,324.70
12/31/03                 10,406.29                    10,421.24                     10,403.56
01/31/04                 10,465.90                    10,440.55                     10,449.54
02/29/04                 10,623.41                    10,636.62                     10,614.08
03/31/04                 10,586.41                    10,593.16                     10,555.01
04/30/04                 10,335.69                    10,328.65                     10,317.12
05/31/04                 10,298.21                    10,282.74                     10,288.58
06/30/04                 10,335.69                    10,320.67                     10,320.86
07/31/04                 10,471.71                    10,468.21                     10,447.50
08/31/04                 10,681.56                    10,668.42                     10,637.05
09/30/04                 10,738.26                    10,724.92                     10,689.81
10/31/04                 10,830.67                    10,836.43                     10,777.75
11/30/04                 10,741.33                    10,755.32                     10,683.48
12/31/04                 10,872.51                    10,887.84                     10,821.58
01/31/05                 10,974.12                    10,987.88                     10,925.85
02/28/05                 10,937.61                    10,933.72                     10,884.18
03/31/05                 10,868.63                    10,841.23                     10,812.40
04/30/05                 11,040.03                    11,021.59                     10,973.58
05/31/05                 11,118.06                    11,096.60                     11,056.62
06/30/05                 11,187.04                    11,163.80                     11,119.92
07/31/05                 11,136.47                    11,107.98                     11,068.29
08/31/05                 11,248.91                    11,203.74                     11,169.56
09/30/05                 11,173.14                    11,131.65                     11,099.01
10/31/05                 11,105.29                    11,063.27                     11,034.34
11/30/05                 11,158.61                    11,102.82                     11,076.56
12/31/05                 11,254.56                    11,212.13                     11,167.74
01/31/06                 11,284.93                    11,220.22                     11,186.45
02/28/06                 11,360.70                    11,308.88                     11,259.40
03/31/06                 11,282.35                    11,235.40                     11,186.40
04/30/06                 11,278.47                    11,214.54                     11,179.41
05/31/06                 11,328.71                    11,254.94                     11,227.79
06/30/06                 11,286.06                    11,209.98                     11,177.52
07/31/06                 11,420.31                    11,336.53                     11,300.72
08/31/06                 11,589.77                    11,515.50                     11,460.63
09/30/06                 11,670.38                    11,587.25                     11,530.28
10/31/06                 11,743.56                    11,666.30                     11,600.50
11/30/06                 11,841.46                    11,777.31                     11,693.74
12/31/06                 11,799.62                    11,713.88                     11,645.48
01/31/07                 11,769.41                    11,690.99                     11,624.91
02/28/07                 11,924.49                    11,843.97                     11,763.99
03/31/07                 11,895.09                    11,794.25                     11,726.54
04/30/07                 11,930.31                    11,844.14                     11,768.80
05/31/07                 11,877.48                    11,772.65                     11,716.09
06/30/07                 11,815.93                    11,692.24                     11,646.73
07/31/07                 11,907.53                    11,743.46                     11,715.36
08/31/07                 11,856.16                    11,562.77                     11,586.38
09/30/07                 12,031.60                    11,769.23                     11,761.46
10/31/07                 12,085.23                    11,823.63                     11,806.08
11/30/07                 12,162.29                    11,869.82                     11,840.60
12/31/07                 12,196.05                    11,840.19                     11,826.21
01/31/08                 12,349.84                    11,988.75                     11,954.62
02/29/08                 11,784.43                    11,356.57                     11,383.66
03/31/08                 12,121.25                    11,654.69                     11,680.78
04/30/08                 12,263.09                    11,839.57                     11,844.29
05/31/08                 12,337.24                    11,972.51                     11,945.22
06/30/08                 12,197.99                    11,864.86                     11,805.62
07/31/08                 12,244.35                    11,836.01                     11,802.11
08/31/08                 12,387.64                    11,936.52                     11,898.54
09/30/08                 11,806.72                    11,358.55                     11,398.10
10/31/08                 11,686.21                    11,057.37                     11,124.16
11/30/08                 11,723.37                    11,012.80                     11,040.06
12/31/08                 11,894.28                    10,961.88                     11,067.64
01/31/09                 12,329.65                    11,353.98                     11,561.35
02/28/09                 12,394.43                    11,490.94                     11,671.94
03/31/09                 12,396.69                    11,503.80                     11,674.36
04/30/09                 12,644.34                    11,742.98                     11,957.06
05/31/09                 12,778.10                    11,914.84                     12,144.89
06/30/09                 12,658.39                    11,860.38                     12,067.77
07/31/09                 12,870.18                    12,002.75                     12,223.58
08/31/09                 13,090.20                    12,253.32                     12,453.63
09/30/09                 13,559.98                    12,725.60                     12,902.94
10/31/09                 13,275.34                    12,556.24                     12,720.20
11/30/09                 13,385.02                    12,613.95                     12,734.29
12/31/09                 13,430.26                    12,712.75                     12,826.88
01/31/10                 13,500.21                    12,790.95                     12,873.72
02/28/10                 13,631.06                    12,898.09                     12,986.35
03/31/10                 13,598.43                    12,910.63                     12,981.67
04/30/10                 13,763.69                    13,020.43                     13,115.15
05/31/10                 13,866.91                    13,076.21                     13,171.94
06/30/10                 13,875.15                    13,062.85                     13,139.34
07/31/10                 14,048.17                    13,170.69                     13,275.55
08/31/10                 14,369.81                    13,429.00                     13,549.26
09/30/10                 14,347.35                    13,473.80                     13,575.24
10/31/10                 14,307.61                    13,444.10                     13,539.40
11/30/10                 14,021.51                    13,125.84                     13,212.25
12/31/10                 13,749.79                    12,852.42                     12,938.43
01/31/11                 13,648.50                    12,712.77                     12,781.76
02/28/11                 13,865.78                    12,956.85                     12,988.86
03/31/11                 13,819.58                    12,906.29                     12,943.59
04/30/11                 14,067.07                    13,141.09                     13,175.42
05/31/11                 14,307.45                    13,422.41                     13,432.98
06/30/11                 14,357.37                    13,507.95                     13,501.80
07/31/11                 14,503.89                    13,643.32                     13,621.97
08/31/11                 14,752.02                    13,829.33                     13,790.90
09/30/11                 14,904.52                    14,018.63                     13,989.41
10/31/11                 14,849.11                    13,962.60                     13,944.10
11/30/11                 14,936.83                    14,010.32                     13,989.87
12/31/11                 15,220.99                    14,264.23                     14,254.04
01/31/12                 15,573.00                    14,652.15                     14,686.85
02/29/12                 15,588.35                    14,661.74                     14,686.49
03/31/12                 15,487.06                    14,633.43                     14,592.32
04/30/12                 15,665.73                    14,782.03                     14,760.88
05/31/12                 15,795.77                    14,919.57                     14,900.51
06/30/12                 15,778.81                    14,942.23                     14,886.76
07/31/12                 16,028.88                    15,130.55                     15,149.43
08/31/12                 16,047.14                    15,182.42                     15,173.32
09/30/12                 16,144.06                    15,264.91                     15,255.89
10/31/12                 16,189.62                    15,338.97                     15,311.18
11/30/12                 16,456.33                    15,561.87                     15,606.73
12/31/12                 16,252.94                    15,371.35                     15,339.95
01/31/13                 16,320.63                    15,455.91                     15,449.70
02/28/13                 16,370.06                    15,504.04                     15,487.38
03/31/13                 16,299.47                    15,458.03                     15,378.93

                                   [END CHART]

                     Data from 3/31/03 through 3/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within the Lipper Virginia Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                          USAA VIRGINIA BOND           LIPPER VIRGINIA MUNICIPAL
                            FUND SHARES                   DEBT FUNDS AVERAGE
03/31/04                        4.28%                             3.89%
03/31/05                        4.30                              3.90
03/31/06                        4.30                              3.80
03/31/07                        4.24                              3.70
03/31/08                        4.57                              3.93
03/31/09                        4.98                              4.40
03/31/10                        4.56                              3.93
03/31/11                        4.36                              4.12
03/31/12                        4.02                              3.71
03/31/13                        3.77                              3.38

                                [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 3/31/04 to 3/31/13.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA VIRGINIA BOND FUND

================================================================================

USAA VIRGINIA BOND FUND ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UVABX)

--------------------------------------------------------------------------------
                                                3/31/13              3/31/12
--------------------------------------------------------------------------------
Net Assets                                   $11.9 Million       $7.0 Million
Net Asset Value Per Share                       $11.60              $11.40

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.416              $0.434
Capital Gain Distributions Per Share               -                   -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/13
--------------------------------------------------------------------------------
      1 Year                                         Since Inception 8/1/10
       5.46%                                                  5.94%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD AS OF 3/31/13*             EXPENSE RATIO AS OF 3/31/12**
--------------------------------------------------------------------------------
              2.04%                                          0.78%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 2.04% on 3/31/13, and assuming Virginia state tax
rates of:                                     5.75%     5.75%     5.75%    5.75%
and assuming marginal federal tax
rates of*:                                   28.00%    33.00%    35.00%   39.60%
A FULLY TAXABLE INVESTMENT MUST PAY:          3.01%     3.23%     3.33%    3.58%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2013 tax rates or rates in effect as of the issuance of this report.

*The above marginal rates do not incorporate 3.8% additional tax that was imposed on January 1, 2013, to "net investment income" for certain individuals, estates, and trusts.

================================================================================

12  | USAA VIRGINIA BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     USAA VIRGINIA BOND            BARCLAYS MUNICIPAL         LIPPER VIRGINIA MUNICIPAL
                     FUND ADVISER SHARES              BOND INDEX                 DEBT FUNDS INDEX
07/31/10                $10,000.00                    $10,000.00                    $10,000.00
08/31/10                 10,192.19                     10,228.95                     10,206.18
09/30/10                 10,222.70                     10,212.97                     10,225.75
10/31/10                 10,196.69                     10,184.68                     10,198.75
11/30/10                  9,952.02                      9,981.03                      9,952.32
12/31/10                  9,741.84                      9,787.61                      9,746.05
01/31/11                  9,633.54                      9,715.50                      9,628.05
02/28/11                  9,816.42                      9,870.17                      9,784.05
03/31/11                  9,766.86                      9,837.28                      9,749.95
04/30/11                  9,952.14                     10,013.45                      9,924.57
05/31/11                 10,163.29                     10,184.57                     10,118.58
06/30/11                 10,226.13                     10,220.10                     10,170.42
07/31/11                 10,317.18                     10,324.40                     10,260.95
08/31/11                 10,465.39                     10,501.03                     10,388.20
09/30/11                 10,606.54                     10,609.58                     10,537.72
10/31/11                 10,562.60                     10,570.14                     10,503.59
11/30/11                 10,597.11                     10,632.58                     10,538.07
12/31/11                 10,777.76                     10,834.86                     10,737.06
01/31/12                 11,079.08                     11,085.43                     11,063.08
02/29/12                 11,084.10                     11,096.35                     11,062.80
03/31/12                 11,059.92                     11,024.25                     10,991.87
04/30/12                 11,160.77                     11,151.44                     11,118.85
05/31/12                 11,272.53                     11,244.01                     11,224.02
06/30/12                 11,287.78                     11,231.93                     11,213.67
07/31/12                 11,428.18                     11,409.94                     11,411.52
08/31/12                 11,455.62                     11,422.94                     11,429.52
09/30/12                 11,526.24                     11,491.93                     11,491.72
10/31/12                 11,570.41                     11,524.36                     11,533.37
11/30/12                 11,736.71                     11,714.22                     11,755.99
12/31/12                 11,591.07                     11,569.44                     11,555.03
01/31/13                 11,664.31                     11,617.62                     11,637.71
02/28/13                 11,688.99                     11,652.81                     11,666.09
03/31/13                 11,662.23                     11,602.56                     11,584.40

                                   [END CHART]

                    Data from 7/31/10 through 3/31/13.*

                    See page 9 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Adviser Shares to the benchmarks.

*The performance of the Barclays Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 3/31/13
                                (% of Net Assets)

Hospital ................................................................. 20.1%
Appropriated Debt ........................................................ 13.9%
Education ................................................................ 12.7%
Special Assessment/Tax/Fee ...............................................  9.5%
Nursing/CCRC .............................................................  7.9%
Water/Sewer Utility ......................................................  7.0%
Airport/Port .............................................................  5.7%
Toll Roads ...............................................................  4.3%
Escrowed Bonds ...........................................................  4.1%
Sales Tax ................................................................  2.6%

You will find a complete list of securities that the Fund owns on pages 20-24.

================================================================================

14  | USAA VIRGINIA BOND FUND

================================================================================

                      o PORTFOLIO RATINGS MIX -- 3/31/13 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         9.8%
AA                                                                         40.1%
A                                                                          16.7%
BBB                                                                        15.8%
BELOW INVESTMENT-GRADE                                                      1.3%
SHORT-TERM INVESTMENT-GRADE                                                 7.0%
UNRATED                                                                     9.3%

                                   [END CHART]

The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. These categories represent investment-grade quality. This chart reflects the highest rating of either Moody's Investors Service (Moody's), Standard & Poor's Rating Services (S&P), Fitch Ratings Ltd. (Fitch), or Dominion Bond Rating Service Ltd. (Dominion), and includes any related credit enhancements (for a definition of "Credit Enhancements," see the CATEGORIES AND DEFINITIONS section within the PORTFOLIO OF INVESTMENTS). Any of the Fund's securities that are not rated by these agencies appear in the chart above as "Unrated," but are monitored and evaluated by USAA Asset Management Company on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated but are treated as AAA for credit quality purposes. Securities within the Short-Term Investment-Grade ratings category are those that are ranked in the top two short-term credit ratings for the respective rating agency, (which are A-1 and A-2 for S&P and P-1 and P-2 for Moody's, F1 and F2 for Fitch, and R-1 and R-2 for Dominion). Short-term ratings are generally assigned to those obligations considered short-term; such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The Below Investment-Grade ratings category includes both long-term and short-term securities. Ratings are subject to change.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 20-24.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended March 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

The net investment income (which excludes short-term capital gains) distributed by the Fund during the fiscal year ended March 31, 2013, was 100% tax-exempt for federal income tax purposes.

================================================================================

16  | USAA VIRGINIA BOND FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VIRGINIA BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Virginia Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of March 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Virginia Bond Fund at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
May 20, 2013

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

March 31, 2013

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    VARIABLE-RATE DEMAND NOTES (VRDNs) -- provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)  Principal and interest payments are insured by one of the following:
           AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

================================================================================

18  | USAA VIRGINIA BOND FUND

================================================================================

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Branch Banking & Trust Co., Citibank, N.A., or Dexia Credit Local.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    EDA    Economic Development Authority
    IDA    Industrial Development Authority/Agency
    PRE    Prerefunded to a date prior to maturity

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON           FINAL                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (92.1%)

            VIRGINIA (83.1%)
$   2,500   Albemarle County IDA                             5.00%         1/01/2031            $  2,554
    1,000   Alexandria IDA                                   4.75          1/01/2036               1,111
    2,000   Amherst IDA                                      5.00          9/01/2026               2,099
    2,000   Amherst IDA                                      4.75          9/01/2030               2,072
   15,000   Arlington County IDA                             5.00          7/01/2031              16,355
    5,310   Bedford County EDA (INS)                         5.25          5/01/2031               5,821
    2,615   Capital Region Airport Commission (INS)          5.00          7/01/2031               2,880
    5,000   Chesapeake Bay Bridge and Tunnel District        5.50          7/01/2025               5,829
    4,200   Chesapeake, 4.75%, 7/15/2023                     4.67(a)       7/15/2032               2,690
    3,000   Chesapeake, 4.88%, 7/15/2023                     4.88(a)       7/15/2040               1,831
    5,000   College Building Auth.                           5.00          6/01/2029               5,181
   10,000   College Building Auth.                           5.00          3/01/2034              11,107
    3,290   College Building Auth. (PRE)                     5.00          6/01/2036               3,749
   11,710   College Building Auth.                           5.00          6/01/2036              12,002
    5,400   Commonwealth Housing Dev. Auth.                  4.60          4/01/2028               5,539
    4,005   Commonwealth Port Auth. (PRE)                    5.00          7/01/2030               4,424
    6,315   Commonwealth Univ. Health System Auth.           4.75          7/01/2036               7,022
    3,000   Commonwealth Univ. Health System Auth.           4.75          7/01/2041               3,304
    3,715   Dinwiddie County IDA (INS) (PRE)                 5.00          2/15/2034               3,856
   11,145   Fairfax (INS) (PRE)                              4.75          1/15/2035              12,030
    1,255   Fairfax (PRE)                                    4.75          1/15/2036               1,355
    7,100   Fairfax County EDA                               5.00         10/01/2027               7,528
   12,700   Fairfax County EDA (INS) (PRE)                   5.00          4/01/2029              13,308
    7,980   Fairfax County EDA (PRE)                         5.00          1/15/2030               8,643
    6,150   Fairfax County EDA                               5.00          4/01/2032               6,571
    1,500   Fairfax County EDA                               5.00         12/01/2032               1,535
    5,750   Fairfax County EDA                               4.88         10/01/2036               5,933
    7,500   Fairfax County EDA                               5.13         10/01/2037               7,891
    2,800   Fairfax County EDA                               5.00         12/01/2042               2,816
    1,500   Fairfax County IDA                               5.25          5/15/2026               1,739
   14,000   Fairfax County IDA                               5.00          5/15/2037              15,880
    5,770   Farms of New Kent Community Dev. Auth.(b)        5.45          3/01/2036               3,108
    1,000   Fauquier County IDA                              5.00         10/01/2027               1,056
    8,825   Fauquier County IDA                              5.25         10/01/2037               9,315
    6,195   Frederick County IDA (INS)                       4.75          6/15/2036               6,476
    2,500   Fredericksburg City EDA                          5.25          6/15/2023               3,004
    4,755   Front Royal and Warren County IDA (INS) (PRE)    5.00          4/01/2029               4,980
    2,745   Front Royal and Warren County IDA (INS) (PRE)    5.00          4/01/2029               2,875

================================================================================

20  | USAA VIRGINIA BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON           FINAL                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$   9,000   Hampton Roads Sanitation District                5.00%         4/01/2033            $ 10,166
    2,795   Hanover County EDA                               4.50          7/01/2030               2,739
    1,100   Hanover County EDA                               4.50          7/01/2032               1,064
    2,000   Hanover County EDA                               5.00          7/01/2042               2,003
    9,680   Hanover County IDA (INS)                         6.38          8/15/2018              10,735
    2,000   Harrisonburg IDA (INS)                           5.00          8/15/2031               2,194
   10,000   Harrisonburg IDA (INS)                           4.50          8/15/2039              10,510
   10,000   Henrico County (PRE)                             5.00          5/01/2036              11,386
    1,200   Henrico County EDA                               5.00          6/01/2024               1,299
      140   Henrico County EDA                               4.25          6/01/2026                 141
    3,200   Henrico County EDA                               5.00         10/01/2027               3,283
    2,105   Henrico County EDA                               5.00         11/01/2030               2,359
    5,170   Henrico County EDA                               5.00         10/01/2035               5,303
    3,175   Housing Dev. Auth.                               4.50         10/01/2036               3,432
    4,105   Housing Dev. Auth.                               4.50          1/01/2039               4,203
    4,480   Housing Dev. Auth.                               4.60          9/01/2040               4,720
    1,000   King George County IDA (INS) (PRE)               5.00          3/01/2032               1,044
    5,000   Lewistown Commerce Center Community Dev. Auth.   5.75          3/01/2019               2,126
    5,000   Lexington IDA                                    5.00         12/01/2036               5,621
    3,532   Marquis Community Dev. Auth.                     5.63          9/01/2041               3,163
    5,389   Marquis Community Dev. Auth.                     5.63(c)       9/01/2041                 598
    5,000   Montgomery County EDA                            5.00          6/01/2035               5,602
    5,500   Montgomery County IDA                            5.00          2/01/2029               6,001
    4,200   Newport News EDA (PRE)                           5.00          7/01/2031               4,811
    1,045   Newport News EDA                                 5.00          7/01/2031               1,151
    1,000   Norfolk EDA                                      5.00         11/01/2030               1,121
    3,500   Norfolk EDA                                      5.00         11/01/2043               3,908
    1,850   Norfolk Redevelopment and Housing Auth.          5.50         11/01/2019               1,858
    4,963   Peninsula Town Center Community Dev. Auth.       6.45          9/01/2037               5,347
    3,000   Port Auth.                                       5.00          7/01/2030               3,348
   10,000   Port Auth.                                       5.00          7/01/2040              10,974
    2,815   Powhatan County EDA (INS)                        5.00          3/15/2032               3,113
    1,620   Prince William County (INS)                      5.00          9/01/2024               1,827
    1,210   Prince William County IDA (PRE)                  5.50         10/01/2017               1,266
    1,695   Prince William County IDA (PRE)                  5.00         10/01/2018               1,753
    1,350   Prince William County IDA (PRE)                  5.50         10/01/2019               1,413
    3,370   Prince William County IDA                        4.88          1/01/2020               2,842
    3,985   Prince William County IDA (PRE)                  5.38         10/01/2023               4,128
    8,000   Prince William County IDA                        5.13          1/01/2026               6,149
    1,705   Prince William County IDA                        5.50          9/01/2031               1,969
    2,000   Prince William County IDA                        5.50          9/01/2031               2,279
    7,500   Prince William County IDA (PRE)                  5.50         10/01/2033               7,775
    1,000   Prince William County IDA                        5.50          9/01/2034               1,140

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON           FINAL                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
$   4,000   Radford IDA                                      3.50%         9/15/2029            $  4,144
    5,310   Rappahannock Regional Jail Auth. (INS)           4.75         12/01/2031               5,755
    6,280   Rappahannock Regional Jail Auth. (INS)           4.50         12/01/2036               6,432
    3,945   Resources Auth.                                  4.75         11/01/2035               4,253
    2,000   Resources Auth.                                  4.38         11/01/2036               2,075
    1,435   Resources Auth.                                  5.00         11/01/2040               1,595
    7,310   Resources Auth.                                  4.00         11/01/2041               7,512
    1,016   Reynolds Crossing Community Dev. Auth.           5.10          3/01/2021               1,033
    2,500   Richmond (INS)                                   4.50          1/15/2033               2,686
    2,000   Richmond                                         5.00          1/15/2035               2,229
    4,500   Richmond                                         5.00          1/15/2040               4,957
    5,120   Roanoke County EDA (INS)                         5.00         10/15/2027               5,772
    2,850   Roanoke County EDA (INS)                         5.00         10/15/2032               3,192
    4,285   Roanoke County EDA (INS)                         5.13         10/15/2037               4,740
      110   Roanoke County IDA (INS) (PRE)                   5.00          7/01/2038                 137
    6,890   Roanoke County IDA (INS)                         5.00          7/01/2038               7,485
    3,000   Route 460 Funding Corp.                          5.08(c)       7/01/2036                 928
    2,000   Route 460 Funding Corp.                          5.12(c)       7/01/2037                 582
    2,500   Route 460 Funding Corp.                          5.13(c)       7/01/2038                 686
    6,965   Route 460 Funding Corp.                          5.17(c)       7/01/2039               1,807
      420   Small Business Financing Auth.                   5.00          4/01/2025                 469
      185   Small Business Financing Auth.                   5.25          4/01/2026                 208
    1,500   Small Business Financing Auth.                   5.25          9/01/2027               1,594
      855   Small Business Financing Auth.                   5.50          4/01/2028                 966
      750   Small Business Financing Auth.                   5.50          4/01/2033                 834
   15,000   Small Business Financing Auth.                   5.25          9/01/2037              15,559
   11,945   Small Business Financing Auth.                   5.00         11/01/2040              13,112
    4,000   Southampton County                               5.00          4/01/2025               4,393
    6,345   Spotsylvania County EDA (INS)                    5.00          2/01/2031               6,701
    1,645   Stafford County and City of Stauton IDA (INS)
             (PRE)                                           5.25          8/01/2031               1,896
    5,755   Stafford County and City of Stauton IDA (INS)    5.25          8/01/2031               6,110
   16,155   Stafford County and City of Stauton IDA (INS)    5.25          8/01/2036              17,078
   10,000   Tobacco Settlement Financing Corp.               5.00          6/01/2047               8,465
    9,095   Univ. of Virginia (PRE)                          5.00          6/01/2027               9,171
    1,755   Univ. of Virginia (PRE)                          5.00          6/01/2027               1,770
    8,405   Univ. of Virginia                                5.00          6/01/2037               9,906
    5,000   Upper Occoquan Sewage Auth.                      5.00          7/01/2041               5,634
    2,165   Washington County IDA                            5.25          8/01/2030               2,462
    2,160   Washington County IDA                            5.50          8/01/2040               2,474
    4,086   Watkins Centre Community Dev. Auth.              5.40          3/01/2020               4,000
    3,000   Winchester IDA                                   5.63          1/01/2044               3,416
                                                                                                --------
                                                                                                 567,551
                                                                                                --------

================================================================================

22  | USAA VIRGINIA BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                      COUPON           FINAL                 VALUE
(000)       SECURITY                                         RATE          MATURITY                (000)
--------------------------------------------------------------------------------------------------------
            DISTRICT OF COLUMBIA (4.9%)
$   2,825   Metropolitan Airports Auth.                      5.00%        10/01/2029            $  3,220
   12,465   Metropolitan Airports Auth.                      5.00         10/01/2030              14,128
   11,230   Metropolitan Airports Auth.                      5.00         10/01/2039              12,302
    1,000   Metropolitan Area Transit Auth.                  5.13          7/01/2032               1,120
    5,500   Metropolitan Airports Auth. (INS)                5.32(c)      10/01/2030               2,457
                                                                                                --------
                                                                                                  33,227
                                                                                                --------
            PUERTO RICO (3.4%)
    6,180   Commonwealth (PRE)                               5.25          7/01/2032               7,159
    2,000   Electric Power Auth.                             5.25          7/01/2028               1,990
    3,000   Electric Power Auth.                             5.00          7/01/2042               2,764
   11,000   Sales Tax Financing Corp.                        5.75          8/01/2037              11,723
                                                                                                --------
                                                                                                  23,636
                                                                                                --------
            GUAM (0.4%)
    1,500   Government                                       5.00          1/01/2042               1,635
    1,000   Power Auth.                                      5.00         10/01/2034               1,101
                                                                                                --------
                                                                                                   2,736
                                                                                                --------
            U.S. VIRGIN ISLANDS (0.3%)
    2,000   Public Finance Auth.                             5.00         10/01/2032               2,204
                                                                                                --------
            Total Fixed-Rate Instruments (cost: $599,541)                                        629,354
                                                                                                --------

            VARIABLE-RATE DEMAND NOTES (6.9%)

            VIRGINIA (1.8%)
    5,000   Clarke County IDA (INS)(LIQ)                     0.21          1/01/2030               5,000
    7,300   Fairfax County EDA (LOC - SunTrust Bank)         0.17          6/01/2037               7,300
                                                                                                --------
                                                                                                  12,300
                                                                                                --------
            PUERTO RICO (5.1%)
    8,800   Commonwealth (INS)(LIQ)(d)                       0.42          7/01/2039               8,800
   10,080   Electric Power Auth. (LIQ)
             (LOC - Dexia Credit Local)(d)                   0.62          7/01/2026              10,080
    9,175   Highway and Transportation Auth. (LIQ)
             (LOC - Dexia Credit Local)(d)                   0.62          1/01/2029               9,175
    2,000   Highway and Transportation Auth. (LIQ)
             (LOC - Dexia Credit Local)(d)                   0.62          7/01/2030               2,000
    5,000   Sales Tax Financing Corp. (LIQ)
             (LOC - Dexia Credit Local)(d)                   0.47          8/01/2042               5,000
                                                                                                --------
                                                                                                  35,055
                                                                                                --------
            Total Variable-Rate Demand Notes (cost: $47,355)                                      47,355
                                                                                                --------

            TOTAL INVESTMENTS (COST: $646,896)                                                  $676,709
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------
($ IN 000s)                                         VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS           TOTAL
------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-            $629,354             $-        $629,354
Variable-Rate Demand Notes                        -              47,355              -          47,355
------------------------------------------------------------------------------------------------------
Total                                            $-            $676,709             $-        $676,709
------------------------------------------------------------------------------------------------------

For the period of April 1, 2012, through March 31, 2013, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA VIRGINIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

March 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (b) Security was fair valued at March 31, 2013, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees (the Board).

    (c) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

March 31, 2013

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $646,896)        $676,709
   Cash                                                                    1,235
   Receivables:
      Capital shares sold                                                    300
      Interest                                                             8,785
                                                                        --------
         Total assets                                                    687,029
                                                                        --------
LIABILITIES
   Payables:
      Securities purchased                                                 3,000
      Capital shares redeemed                                                 59
      Dividends on capital shares                                            397
   Accrued management fees                                                   205
   Accrued transfer agent's fees                                               3
   Other accrued expenses and payables                                       133
                                                                        --------
         Total liabilities                                                 3,797
                                                                        --------
            Net assets applicable to capital shares outstanding         $683,232
                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $654,478
   Overdistribution of net investment income                                 (52)
   Accumulated net realized loss on investments                           (1,007)
   Net unrealized appreciation of investments                             29,813
                                                                        --------
            Net assets applicable to capital shares outstanding         $683,232
                                                                        ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $671,320/57,848 shares outstanding)    $  11.60
                                                                        ========
      Adviser Shares (net assets of $11,912/1,027 shares outstanding)   $  11.60
                                                                        ========

See accompanying notes to financial statements.

================================================================================

26  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended March 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                       $28,967
                                                                         -------
EXPENSES
   Management fees                                                         2,392
   Administration and servicing fees:
      Fund Shares                                                            986
      Adviser Shares                                                          14
   Transfer agent's fees:
      Fund Shares                                                            193
   Distribution and service fees (Note 6E):
      Adviser Shares                                                          24
   Custody and accounting fees:
      Fund Shares                                                             92
      Adviser Shares                                                           1
   Postage:
      Fund Shares                                                              8
   Shareholder reporting fees:
      Fund Shares                                                             18
   Trustees' fees                                                             10
   Registration fees:
      Fund Shares                                                              2
   Professional fees                                                          82
   Other                                                                      16
                                                                         -------
         Total expenses                                                    3,838
                                                                         -------
NET INVESTMENT INCOME                                                     25,129
                                                                         -------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                         492
   Change in net unrealized appreciation/depreciation                     10,584
                                                                         -------
         Net realized and unrealized gain                                 11,076
                                                                         -------
   Increase in net assets resulting from operations                      $36,205
                                                                         =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended March 31,

--------------------------------------------------------------------------------

                                                                        2013               2012
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $ 25,129           $ 24,704
   Net realized gain (loss) on investments                               492             (1,086)
   Change in net unrealized appreciation/depreciation of
      investments                                                     10,584             50,729
                                                                    ---------------------------
      Increase in net assets resulting from operations                36,205             74,347
                                                                    ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                    (24,756)           (24,480)
      Adviser Shares                                                    (336)              (210)
                                                                    ---------------------------
         Total distributions of net investment income                (25,092)           (24,690)
                                                                    ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
   Fund Shares                                                        32,046             32,048
   Adviser Shares                                                      4,774              1,905
                                                                    ---------------------------
      Total net increase in net assets from capital share
         transactions                                                 36,820             33,953
                                                                    ---------------------------
   Net increase in net assets                                         47,933             83,610
NET ASSETS
   Beginning of year                                                 635,299            551,689
                                                                    ---------------------------
   End of year                                                      $683,232           $635,299
                                                                    ===========================
Overdistribution of net investment income:
   End of year                                                      $    (52)          $    (37)
                                                                    ===========================

See accompanying notes to financial statements.

================================================================================

28  | USAA VIRGINIA BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Virginia Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

The Fund has two classes of shares: Virginia Bond Fund Shares (Fund Shares) and Virginia Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

================================================================================

30  | USAA VIRGINIA BOND FUND

================================================================================

    3. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager, an affiliate of the Fund, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include variable-rate demand notes which are valued at amortized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    cost and fixed-rate instruments which are valued based on methods discussed in Note 1A1.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS --
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

================================================================================

32  | USAA VIRGINIA BOND FUND

================================================================================

F. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended March 31, 2013, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended March 31, 2013, the Fund paid CAPCO facility fees of $4,000, which represents 1.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended March 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for market discount adjustments resulted in reclassifications to the statement of assets and liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $52,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended March 31, 2013, and March 31, 2012, was as follows:

                                                        2013             2012
                                                    ----------------------------
Tax-exempt income                                   $25,092,000      $24,690,000

As of March 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                      $   345,000
Accumulated capital and other losses                                  (1,007,000)
Unrealized appreciation                                               29,813,000

================================================================================

34  | USAA VIRGINIA BOND FUND

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act) a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended March 31, 2013, the Fund utilized post-enactment short-term capital loss carryforwards of $6,000, to offset capital gains. At March 31, 2013, the Fund had no pre-enactment capital loss carryforwards and post-enactment net capital loss carryforwards of $1,007,000 for federal income tax purposes. It is unlikely that the Trust's Board of Trustee will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

      POST-ENACTMENT CAPITAL LOSS CARRYFORWARDS
----------------------------------------------------
                    TAX CHARACTER
----------------------------------------------------
(NO EXPIRATION)                             BALANCE
---------------                           ----------
Short-Term                                $  403,000
Long-Term                                    604,000
Total                                     $1,007,000

For the year ended March 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended March 31, 2013, were $78,925,000 and $35,695,000, respectively.

As of March 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $646,896,000.

Gross unrealized appreciation and depreciation of investments as of March 31, 2013, for federal income tax purposes, were $39,545,000 and $9,732,000, respectively, resulting in net unrealized appreciation of $29,813,000.

(5) CAPITAL SHARE TRANSACTIONS

At March 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                     YEAR ENDED             YEAR ENDED
                                   MARCH 31, 2013         MARCH 31, 2012
--------------------------------------------------------------------------
                                 SHARES      AMOUNT     SHARES      AMOUNT
                                 -----------------------------------------
FUND SHARES:
Shares sold                       7,778     $ 90,445    6,203     $ 68,701
Shares issued from reinvested
  dividends                       1,710       19,891    1,749       19,383
Shares redeemed                  (6,728)     (78,290)  (5,078)     (56,036)
                                 -----------------------------------------
Net increase from capital share
  transactions                    2,760     $ 32,046    2,874     $ 32,048
                                 =========================================
ADVISER SHARES:
Shares sold                         445     $  5,172      167     $  1,891
Shares issued from reinvested
  dividends                          13          150        1           16
Shares redeemed                     (47)        (548)      (-)*         (2)
                                 -----------------------------------------
Net increase from capital share
  transactions                      411     $  4,774      168     $  1,905
                                 =========================================

*Represents less than 500 shares

================================================================================

36  | USAA VIRGINIA BOND FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager carries out the Fund's investment policies and manages the Fund's portfolio pursuant to an Advisory Agreement. The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond and USAA Virginia Money Market funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the year ended March 31, 2013, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Virginia Municipal Debt Funds Index over the performance period. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of the 10 largest funds in the Lipper Virginia Municipal Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 0.20% to 0.50%                    +/- 0.04%
+/- 0.51% to 1.00%                    +/- 0.05%
+/- 1.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point (0.01%). Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended March 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $2,392,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $271,000 and $1,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.04% and 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended March 31, 2013, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $986,000 and $14,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended March 31, 2013, the Fund reimbursed the Manager $21,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

================================================================================

38  | USAA VIRGINIA BOND FUND

================================================================================

C. EXPENSE LIMITATION -- The Manager has agreed, through August 1, 2013, to limit the annual expenses of the Adviser Shares to 0.90% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended March 31, 2013, the Adviser Shares incurred no reimbursable expenses.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. Each class also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended March 31, 2013, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $193,000 and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended March 31, 2013, the Adviser Shares incurred distribution and service (12b-1) fees of $24,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

F. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At March 31, 2013, USAA and its affiliates owned 448,000 shares, which represent 43.6% of the Adviser Shares and 0.8% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

40  | USAA VIRGINIA BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED MARCH 31,
                                     --------------------------------------------------------------
                                         2013          2012         2011         2010          2009
                                     --------------------------------------------------------------
Net asset value at
  beginning of period                $  11.40      $  10.48     $  10.96     $  10.23      $  10.88
                                     --------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .44           .46          .46          .50           .51
  Net realized and unrealized
    gain (loss)                           .20           .92         (.45)         .73          (.65)
                                     --------------------------------------------------------------
Total from investment
  operations                              .64          1.38          .01         1.23          (.14)
                                     --------------------------------------------------------------
Less distributions from:
  Net investment income                  (.44)         (.46)        (.46)        (.50)         (.51)
  Realized capital gains                    -             -         (.03)           -             -
                                     --------------------------------------------------------------
Total distributions                      (.44)         (.46)        (.49)        (.50)         (.51)
                                     --------------------------------------------------------------
Net asset value at end of
  period                             $  11.60      $  11.40     $  10.48     $  10.96      $  10.23
                                     ==============================================================
Total return (%)*                        5.65         13.37         (.03)       12.23(a)      (1.29)
Net assets at end of
  period (000)                       $671,320      $628,271     $546,998     $573,840      $506,576
Ratios to average net assets:**
  Expenses (%)(b)                         .57           .55          .51          .49(a)        .52
  Net investment income (%)              3.77          4.14         4.21         4.66          4.84
Portfolio turnover (%)                      6             5           23            3             1

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2013, average net assets were $657,875,000.

(a) During the year ended March 31, 2010, SAS reimbursed the Fund Shares $11,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios above.

(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  YEAR ENDED MARCH 31,            PERIOD ENDED,
                                                 ----------------------             MARCH 31
                                                    2013           2012              2011***
                                                 ----------------------------------------------
Net asset value at beginning of period           $ 11.40         $10.47               $11.02
                                                 -------------------------------------------
Income (loss) from investment operations:
  Net investment income                              .42            .43                  .27
  Net realized and unrealized gain (loss)            .20            .93                 (.52)
                                                 -------------------------------------------
Total from investment operations                     .62           1.36                 (.25)
                                                 -------------------------------------------
Less distributions from:
  Net investment income                             (.42)          (.43)                (.27)
  Realized capital gains                               -              -                 (.03)
                                                 -------------------------------------------
Total distributions                                 (.42)          (.43)                (.30)
                                                 -------------------------------------------
Net asset value at end of period                 $ 11.60         $11.40               $10.47
                                                 ===========================================
Total return (%)*                                   5.46          13.23                (2.33)
Net assets at end of period (000)                $11,912         $7,028               $4,691
Ratios to average net assets:**
  Expenses (%)(a)                                    .76            .78                  .86(b)
  Expenses, excluding reimbursements (%)(a)          .76            .78                  .86(b)
  Net investment income (%)                         3.57           3.90                 3.84(b)
Portfolio turnover (%)                                 6              5                   23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended March 31, 2013, average net assets were $9,437,000.

*** Adviser Shares were initiated on August 1, 2010.

(a) Reflects total operating expenses of the Advisor Shares before reductions of any expenses paid indirectly. The Advisor Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

42  | USAA VIRGINIA BOND FUND

================================================================================

EXPENSE EXAMPLE

March 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of October 1, 2012, through March 31, 2013.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                      BEGINNING               ENDING           DURING PERIOD*
                                    ACCOUNT VALUE          ACCOUNT VALUE      OCTOBER 1, 2012 -
                                    OCTOBER 1, 2012        MARCH 31, 2013      MARCH 31, 2013
                                    -----------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00              $1,012.70             $2.86

Hypothetical
 (5% return before expenses)            1,000.00               1,022.09              2.87

ADVISER SHARES
Actual                                  1,000.00               1,011.80              3.81

Hypothetical
 (5% return before expenses)            1,000.00               1,021.14              3.83

* Expenses are equal to the annualized expense ratio of 0.57% for Fund Shares and 0.76% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.27% for Fund Shares and 1.18% for Adviser Shares for the six-month period of October 1, 2012, through March 31, 2013.

================================================================================

44  | USAA VIRGINIA BOND FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); President and Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-01/12); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chairman
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

46  | USAA VIRGINIA BOND FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cadogan Management, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

   (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
   (2) Member of Executive Committee
   (3) Member of Audit Committee
   (4) Member of Pricing and Investment Committee
   (5) Member of Corporate Governance Committee
   (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
   (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
   (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

48  | USAA VIRGINIA BOND FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, AMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Compliance for Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

50  | USAA VIRGINIA BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)
   =============================================================================
   40862-0513                                (C)2013, USAA. All rights reserved.


   ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 10 funds of the Registrant have a fiscal year-end of March 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended March 31, 2013 and 2012 were $259,333 and $226,210, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended March 31, 2013 and 2012 were $65,860 and $64,378, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended March 31, 2013 and 2012.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended March 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for March 31, 2013 and 2012 were $387,250 and $378,534, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended March 31, 2013

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:     05/28/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     05/29/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     05/28/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.